Exhibit 10.1
AMENDMENT NO. 1 – CREDIT AGREEMENT (AESC)
     AMENDMENT NO. 1, dated as of September 11, 2007 (this “Amendment”), in respect of the Credit Agreement (the “Credit Agreement”), dated as of May 2, 2006, among Allegheny Energy Supply Company, LLC (the “Borrower”), the Initial Lenders, the Swing Line Bank and the Initial Issuing Bank named therein, and Citicorp USA, Inc., as Administrative Agent. Capitalized terms not otherwise defined herein shall have the same meanings as set forth in the Credit Agreement.
PRELIMINARY STATEMENT
          The Borrower has requested that the Revolving Facility be increased in the amount of $200 million and the Borrower be permitted to make cash dividends from time to time to the Parent, including with the proceeds of the Revolving Facility.
          SECTION 1. Amendment. Subject to the satisfaction of the conditions precedent set forth in Section 2, the Required Lenders, the Borrower, and all of the Revolving Lenders listed on the signature pages hereof as Increasing Revolving Lenders (each, an “Increasing Revolving Lender”) hereby agree as follows:
     (a) Schedule I to the Credit Agreement is amended and replaced in its entirety with Exhibit A attached hereto.
     (b) To amend Section 2.15 of the Credit Agreement by inserting the text that appears below as bolded and underlined:
     The proceeds of the Advances and issuances of any Letter of Credit shall be available (and the Borrower agrees that it shall use proceeds of Advances made to it and each Letter of Credit issued at its request) solely (a) in the case of the Term Borrowing and, to the extent proceeds of such Revolving Borrowing are not applied in accordance with clause (b) below, each Revolving Borrowing on the Closing Date, to repay in full the Existing Debt, (b) in the case of each subsequent Revolving Borrowing (and each Revolving Borrowing comprising the Initial Borrowing that is not required to pay the Existing Debt) and Letter of Credit, for working capital for the Borrower and its Subsidiaries and to make cash dividends from time to time to the Parent to the extent permitted under Section 5.02(f)(i)(F) and (c) in the case of any additional borrowing made pursuant to Section 2.16, for general corporate purposes.
     (c) To amend Section 5.02(f)(i) of the Credit Agreement by inserting the text that appears below as bolded and underlined and deleting the text that appears below as struck through:
     the Borrower may (A) declare and pay cash dividends and distributions with respect to the ML Interests to the extent required under the Constituent Documents of the Borrower as in effect on the Closing Date, (B) make payments to the Parent in respect of reimbursement obligations under any drawn letter of credit posted by the Parent on behalf of the Borrower or any of its Subsidiaries to support Obligations of the Borrower or such
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Subsidiary undertaken in the ordinary course of business and not for speculative purposes, (C) issue and sell shares of its Equity Interests, (D) commencing with the Fiscal Year ending December 31, 2006, declare and pay cash dividends to the Parent in an aggregate amount in any Fiscal Year not to exceed the greater of (1) $25,000,000 or (2) if the Borrower’s Leverage Ratio as of the last day of the Fiscal Year immediately preceding the Fiscal Year in which such dividend is paid was less than (I) 4.50:1.00, 25% of the Borrower’s Consolidated Net Income for the Fiscal Year immediately preceding the Fiscal Year in which such dividend is paid or (II) 3.50:1.00, 50% of the Borrower’s Consolidated Net Income for the Fiscal Year immediately preceding the Fiscal Year in which such dividend is paid, and (E) make any equity Investment in any of its Subsidiaries permitted under Section 5.02(e), and (F) declare and pay cash dividends from time to time to the Parent in an aggregate amount not to exceed $300,000,000 to the extent the Borrower delivers, at the time of each such payment, an Officer’s Certificate to the Administrative Agent certifying that such dividend shall be applied directly or indirectly by the Parent to make Investments in a Subsidiary of the Parent;
          SECTION 2. Conditions to Effectiveness. This Amendment shall become effective when, and only when, the Administrative Agent shall have received (a) counterparts of this Amendment executed by the Borrower, the Required Lenders and all of the Increasing Revolving Lenders or, as to any of such Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment and (b) to the extent requested, a Revolving Note of the Borrower for the account of each Increasing Revolving Lender that has so requested, in an amount equal to the Revolving Commitment of such Increasing Revolving Lender as set forth on Exhibit A hereto. The effectiveness of this Amendment is further conditioned upon the accuracy of the factual matters described herein. This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.
          SECTION 3. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:
     (a) The Borrower is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware.
     (b) Its execution, delivery and performance of this Amendment, are within its powers, have been duly authorized by all necessary corporate action, and do not and will not (i) contravene its Constituent Documents, (ii) violate any law, rule, regulation (including Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default or require any payment to be made under, any material contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting it or any of its properties or (iv) result in or require the creation or imposition of any Lien upon or with respect to any of its Assets, except where, in the cases of clauses (i) through (iv), the violation of any such Constituent Documents, law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of
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trust, lease or other instrument, or creation or imposition of such Lien, could not be reasonably expected to have a Material Adverse Effect.
     (c) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery or performance by it of this Amendment.
     (d) This Amendment has been duly executed and delivered by it. This Amendment is its legal, valid and binding obligations, enforceable against it in accordance with its terms, except to the extent limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
     (e) No Default has occurred and is continuing.
          SECTION 4. Reference to and Effect on the Credit Agreement. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the other Financing Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment.
          (a) The Credit Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.
          (b) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender Party or the Administrative Agent under any of the Financing Documents, nor constitute a waiver of any provision of any of the Financing Documents.
          SECTION 5. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of section 8.04 of the Credit Agreement.
          SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.
          SECTION 7.Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ALLEGHENY ENERGY SUPPLY COMPANY, LLC,
as Borrower

By Name:	/s/ Barry E. Pakenham Barry E. Pakenham
Title:	Treasurer
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CITICORP USA, INC.,
as Administrative Agent

By Name:	/s/ Maureen Maroney Maureen Maroney
Title:	Vice President
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CITICORP USA, INC.,
as Increasing Revolving Lender

By Name:	/s/ Maureen Maroney Maureen Maroney
Title:	Vice President
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The Bank of Nova Scotia as Increasing Revolving Lender

By Name:	/s/ Thane Rattew Thane Rattew
Title:	Managing Director
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PNC BANK, NATIONAL ASSOCIATION as Increasing Revolving Lender

By Name:	/s/ Thomas A. Majeski Thomas A. Majeski
Title:	Vice President
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Wells Fargo Bank, National Association, as Increasing Revolving Lender

By Name:	/s/ Patrick McCue Patrick McCue
Title:	Vice President & Senior Relationship Manager
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Sovereign Bank, as Increasing Revolving Lender

By Name:	/s/ Dexter Freeman Dexter Freeman
Title:	Senior Vice President
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GOLDMAN SACHS CREDIT PARTNERS L.P., as Increasing Revolving Lender

By Name:	/s/ Mark Walton MARK WALTON
Title:	AUTHORIZED SIGNATORY
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JPMorgan Chase Bank, N.A., as Increasing Revolving Lender

By Name:	/s/ Michael DeForge Michael DeForge
Title:	Executive Director
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CREDIT SUISSE, Cayman Islands Branch as Increasing Revolving Lender

By Name:	/s/ Thomas Cantello Thomas Cantello
Title:	Director

By Name:	/s/ Shaheen Malik Shaheen Malik
Title:	Associate
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BANK OF AMERICA, N.A., as Increasing Revolving Lender

By Name:	/s/ Kevin Bertelsen Kevin Bertelsen
Title:	Senior Vice President
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BNP PARIBAS, as Increasing Revolving Lender

By Name:	/s/ Denis O’Meara DENIS O’MEARA
Title:	Managing Director

By Name:	/s/ Francis J. Delaney FRANCIS J. DELANEY
Title:	Managing Director
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UNION BANK OF CALIFORNIA, N.A., as Increasing Revolving Lender

By Name:	/s/ Susan K. Johnson Susan K. Johnson
Title:	Vice President
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MORGAN STANLEY BANK, as Increasing Revolving Lender

By Name:	/s/ Daniel Twenge Daniel Twenge
Title:	Authorized Signatory
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Bear Steams Corporate Lending Inc as Lender

By Name:	/s/ Victor Bulzacchelli Victor Bulzacchelli
Title:	Vice President
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Bayerische Landesbank, as Lender

By	/s/ Christopher Dowd Christopher Dowd
Vice President

By	/s/ Donna M. Quilty Donna M. Quilty
Vice President
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BARCLAYS BANK PLC, as Lender

By	/s/ Nicholas Bell

Name: Nicholas Bell
Title: Director
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National City Bank as Lender

By	/s/ Susan J. Dimmick Susan J. Dimmick
Senior Vice President
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Commerzbank, AG, New York and Grand Cayman Branches., as Lender

By Name:	/s/ Andrew R. Campbell Andrew R. Campbell
Title:	Senior Vice President
/s/ Janet Serry
Janet Serry
Assistant Treasurer
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Exhibit A

Schedule I to the Credit Agreement
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